UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Complete	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of Debtor's bank reconciliations)	MOR-1a	x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

MOR

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information, and belief.

5 / 5/ 08

Signature of Joint Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual	Date

Printed Name of Authorized Individual	Date

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

NEW ENGLAND AUDIO CO., INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the Debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$3,801,199	$-	$-	$-	$3,801,199	$1,751,382
RECEIPTS

CASH SALES	-	-	-	-	-	29,728,211
ACCOUNTS RECEIVABLE	301,785	-	-	-	301,785	9,960,118
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	8,011,316
OTHER (ATTACH LIST)	-	-	-	-	-	970,620
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-

TOTAL RECEIPTS	301,785	-	-	-	301,785	48,670,265
DISBURSEMENTS
AP CHECK REGISTER	-	-	-	-		(7,909,810)
WIRES	(1,606)	-	-	-	(1,606)	(21,400,412)
Other	-	-	-	-	-	(11,959,879)

PROFESSIONAL FEES	(156,094)	-	-	-	(156,094)	(5,202,283)
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	(4,000)
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS	(157,700)	-	-	-	(157,700)	(46,476,364)

NET CASH FLOW	144,084	-	-	-	144,084	2,193,901
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$3,945,283	$-	$-	$-	$3,945,283	$3,945,283
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS						$(157,700)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)						-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$(157,700)

						FORM MOR-1

Note:
All of the Debtors disbursement accounts are in the name of New England Audio Co, Inc except for the manual payroll account is in the name of Tweeter Home Entertainment Group, Inc.  Disbursements for both debtors are summarized herein.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

TWEETER HOME ENTERTAINMENT GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the Debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.  The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$ -	$ -	$ -	$ -	$ -	$ 151,056
RECEIPTS

CASH SALES	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	5,125,286

TOTAL RECEIPTS	-	-	-	-	-	5,125,286
DISBURSEMENTS
PAYROLL ISSUED	-	-	-	-	-	(5,276,342)

PROFESSIONAL FEES	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS		-	-	-	-	(5,276,342)

NET CASH FLOW	-	-	-	-	-	(151,056)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS						$ -
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)						-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						$ -

FORM MOR-1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.
The Debtor's bank reconciliation may be submitted for this page.

	Operating Account	Professional Fee Reserve Account	Deposit Account	Polk Reserve Account	Utility Reserve Account	Total
	4426430962	4426448213	4426438621	4426448242	4426448239	4426448228
BALANCE FOR BOOKS	$216,001	$189,461	$2,652,321	$-	$300,000	$587,500	$3,945,283

BANK BALANCE	346,543	189,461	2,652,321	-	300,000	587,500	$4,075,826
(+) DEPOSITS IN TRANSIT (ATTACH LIST)						-	-
(-) OUTSTANDING CHECKS (ATTACH LIST)	(130,543)						(130,543)
OTHER (ATTACH EXPLANATION)						-	-
ADJUSTED BANK BALANCE*	$216,001	$189,461	$2,652,321	$-	$300,000	$587,500	$3,945,283
*Adjusted bank balance must equal
balance per books

OUTSTANDING CHECKS as of 2/29/2008

Ch.#	Amount	Ch.#	Amount	Ch.#	Amount
600031	$ 25.00	600520	$ 84.67	801353	$ 100.27
600044	4.26	600791	175.00	801365	5.02
600103	112.59	600832	427.49	801367	9.03
600147	51.18	600846	455.80	801394	4.21
600163	39.00	600907	4,451.89	801422	7.89
600186	73.50	600908	750.00	801522	1,171.83
600204	121.31	800032	7.58	801535	40.00
600211	110.98	800096	90.14	801564	62.27
600258	10.60	800105	50.00	801577	314.52
600262	7.20	800110	7.00	801594	9,850.00
600266	106.00	800188	199.43	801613	50.00
600286	50.00	800257	94.05	801865	783.61
600304	102.90	800562	50.00	801867	133.06
600367	833.24	800709	118.36	801885	55.30
600396	237.44	800842	50.00
600404	78.77	800848	7.02
600408	1,112.97	800892	96.615.00
600417	1,169.95	801171	9,438.00
600441	62.99	801203	4.42
600456	500.00	801210	70.00

				Total	$ 130,542.74

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

PAYEE	PERIOD COVERED	AMOUNT APPROVED (1)	WIRE/CHECK		AMOUNT PAID		YEAR-TO-DATE (2)
			NUMBER	DATE	FEES	EXPENSES	FEES	EXPENSES
Pachulski Stang Ziehl & Jones LLO	Oct '07 - Dec '07 & 2nd Interim Holdback	$ 67,714.05	Wire	2/28/08	$ 37,767.60	$ 4,392.59	$ 131,025.00	$ 13,324.19

FTI Consulting, Inc.	Oct - Nov '07	73,609.55	Check #810926	2/5/08	72,993.60	615.95	819,910.00	29,905.51

BTB Associates	Dec '07	3,611.10	Check #801928	2/5/08	3,596.00	15.10	819,910.00	221.72

BDO Seidman, LLP	Oct - Nov '07	7,713.20	Check #801927	2/5/08	7,713.20	-	259,432.00	3,874.12

Greg Hunt	Feb '07	29,000.00	Check #801930	2/27/08	29,000.00	-	29,000.00	-

(1) Amount approved is based on 80% of Fees and 100% of Expenses								FORM MOR-1b
(2) Amount approved is based on 100% of Fees and 100% of Expenses

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognized revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	2/1 - 2/29	Cumulative Filing to Date

Revenue	$-	$29,703,635
Cost of Goods Sold	-	20,913,642
Gross Profit	-	8,789,993

Controllable Expenses	-	8,143,441
Non-Controllable Expenses	-	4,014,958
Total Operating Expenses	-	12,158,399
Operating Income	-	(3,368,406)
Other Income / Expense	144,084	(3,852,975)
Loss on Transaction	-	(32,813,636)
Earnings before Tax	144,084	(40,035,017)
Taxes	-	-
Net Income	$144,084	$(40,035,017)

* "Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2

Note
The Debtors keep consolidated books and records. To provide Statement of Operations by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BALANCE SHEET	29-Feb-08

Current assets
Cash and cash equivalents	$3,945,283
Accounts receivable	-
Inventory	-
Deferred tax assets	-
Prepaid expenses and other current assets	381,425
Total current assets	4,328,708

Property and equipment	-
Long term investments	-
Intangible assets - net	-
Other assets	-
Goodwill	-
Total Assets	$4,328,708

Liabilities not Subject to Compromise (Postpetition)
Current portion of long-term debt	$-
Escrow	600,000
Total Accounts Payable	2,732,065
Total Postpetition Liabilities	3,332,065

Liabilities Subject to Compromise (Pre-Petition)

Deferred Consideration	-
Accrued Expenses	-
Customer Deposits	-
Pre-petition A/P	32,536,234
Total Pre-Petition Liabilities	32,536,234

Secured Bank Debt	-

Other long-term liabilities
Accrued income taxes	951,185
LT restructuring & discontinued store reserve	-
Rent Related Accruals	-
Total other long-term liabilities	951,185
Total liabilities	36,819,484

Total Stockholder's Equity	(32,492,776)
Total liabilities and stockholder's equity	$4,326,708

Note
The Debtors keep consolidated books and records. To provide Balance Sheet by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Tax Liability	Amount Withheld or Accrued	Amount Paid	Tax Liability

Withholding	-	-	-	-
FICA-Employee	-	-	-	-
FICA-Employer	-	-	-	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other	-	-	-	-
Total Federal Taxes	-	-	-	-
State and Local
Withholding	-	-	-	-
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Real Property	-	-	-	-
Personal Property	-	-	-	-
Other	-	-	-	-
Total State and Local	-	-	-	-
Total Taxes	-	-	-	-

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

Accounts Payable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Payable	$(2,732,065)	$-	$-	$-	$ (2,732,065)

Explain how and when the Debtor intends to pay any post-due postpetition debts.
* "Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group, Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Receivable (2)	$-	-	-	-	-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide explanation below. (2)		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage's in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

FORM MOR-5

Notes:

Account Receivable as of 7/13/07 was sold to NewCo resulting in no A/R on 2/29/08.